EXHIBIT 99.5

FIDELITY NATIONAL FINANCIAL, INC.

1987 STOCK OPTION PLAN

FIDELITY NATIONAL FINANCIAL, INC.

AMENDED AND RESTATED
1987 STOCK OPTION PLAN

AS AMENDED AND RESTATED NOVEMBER 12, 2004

      This AMENDED AND RESTATED 1987 STOCK OPTION PLAN (the “Plan”) is hereby established by FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the “Company”), and amends and restates the Company’s 1987 Stock Option Plan, effective as of the 12th day of November, 2004, subject to approval by the Company’s shareholders.

1.     Purpose

      The purpose of the Plan is to attract and retain the best available directors and employees for positions of substantial responsibility, to provide additional incentive to such directors and employees of the Company or any successor or any parent or subsidiary of the Company which now exists or hereafter is organized or acquired by or acquires the Company, and to promote the success of the business of the Company.

2.     Incentive and Nonqualified Stock Options

      Two types of options (referred to herein as “options”, without distinction between such two types) may be granted under the Plan: options intended to qualify as incentive stock options (“incentive stock options”) under Section 422A of the Internal Revenue Code of 1986 (the “Code”); and other options not specifically authorized or qualified for favorable income tax treatment by the Code (“nonqualified stock options”).

3.     Eligibility and Administration

(a) Any employee, except an employee described in Paragraph 3(b), of the Company or any of its subsidiaries shall be eligible to receive incentive stock options or nonqualified stock options under the Plan under the terms and conditions set forth in Paragraph 5. An employee may receive more than one option under the Plan.

(b) Any director or officer of the Company or any of its subsidiaries who is not an employee of the Company or any of its subsidiaries shall be eligible to receive nonqualified stock options and any director or officer of the Company or any of its subsidiaries who is an employee of the Company or any of its subsidiaries shall be eligible to receive incentive stock options and/or nonqualified stock options under the Plan under the terms and conditions set forth in Paragraph 6.

(c) With respect to options granted to optionees described in Paragraph 3(a), the Plan shall be administered by the Board of Directors or a committee of directors or others appointed by the Board of Directors. With respect to options granted to optionees described in Paragraph 3(b), the terms and conditions set forth in Paragraph 6 shall control, and except as provided in Paragraph 7, Paragraph 6 shall not be amended without prior shareholder approval.

4.     Shares Subject to Options

      The stock available for grant of options under the Plan shall be shares of the Company’s authorized but unissued, or reacquired Common Stock. The aggregate number of shares which may be issued pursuant to exercise of incentive stock options and nonqualified stock options granted under the Plan shall be 700,000 shares; provided that, with respect to options granted to optionees described in Paragraph 3(b), not more than one-half of such aggregate number of shares shall be available for the granting of options to such optionees. If any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the option shall again be available for options under the Plan as if no options had been granted with respect to such shares.

5.     Terms and Conditions of Options for Optionees Described in Paragraph 3(a)

      Options granted under the Plan shall be evidenced by agreements in such form and containing such provisions which are consistent with the Plan as the Board or Committee shall from time to time approve. Each agreement shall specify whether the option granted thereby is an incentive stock option or a non-qualified stock option. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

(a) Each option agreement shall specify the number of incentive stock options and/or non-qualified stock options granted.

(b) The purchase price for the shares subject to any option shall not be less than 100% of the fair market value of the stock on the date the option is granted; provided; however, that the option price for an incentive stock option shall not be less than 110% of the fair market value of such stock on the date the option is granted to an individual then owning (after the application of the family and other attribution rules of Section 425(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation. For purposes of the Plan, the “fair market value” of any shares subject to the Plan at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange on such date, or if no sale of such stock shall have been made on such exchange on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on an exchange, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on NASDAQ on such date, or (iii) if such stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board.

(c) The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash, by check or by transferring to the Company shares of such stock at their fair market value as determined by Paragraph 5(b). Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to an optionee to finance the optionee’s purchase of shares pursuant to exercise of an option, on such terms as may be approved by the Board, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

(d) No option shall be exercisable after the expiration of the earliest of (i) in the case of an incentive stock option, ten years from the date the option is granted or, five years from the date the option is granted to an individual owning (after the application of the family and other attribution rules of Section 425(d) of the Code) at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation, (ii) in the case of a nonqualified option, eleven years from the date the option is granted, (iii) three months after the date the optionee’s employment with the Company and its subsidiaries terminates, if such termination is for any reason other than permanent disability, death or cause, (iv) the date the optionee’s employment with the Company and its subsidiaries terminates, if such termination is for cause, as determined by the Board or Committee in its sole discretion, or (v) one year after the date the optionee’s employment with the Company and its subsidiaries terminates if such termination is the result of death or permanent disability; provided, however, that the option agreement for any option may provide for shorter periods of exercisability in each of the foregoing instances. The term “permanent disability” shall mean a disability of the type defined in Section 105(d)(4) of the Code.

(e) No option shall be exercisable during the lifetime of an optionee by any person other than the optionee, his guardian or legal representative. The Board shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise. To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. If shares of stock are used in part or full payment for the shares to be acquired upon exercise of the option, such shares shall be valued for the purposes of such exchange at their fair market value as of the date of exercise of the option in accordance with the provisions of Paragraph 5(b). Any certificate for shares of outstanding stock used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered owner of the certificate (with the signature thereon guaranteed). If the certificate tendered by the optionee in such payment covers more shares than are required for such payment, the certificate shall also be accompanied by instructions from the optionee to the Company’s transfer agent with respect to the disposition of the balance of the shares covered thereby.

(f) No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

(g) The aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such optionee during any calendar year (under all such plans of the Company and any subsidiary corporation) shall not exceed $100,000.

(h) Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, as amended, each optionee shall by accepting an option represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option will be acquired for investment and not for resale or distribution. Upon such exercise of any option of an option, the person entitled to exercise the same shall upon request of the Company furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may if it deems appropriate affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent.

(i) An optionee or transferee of an optionee shall have no rights as a shareholder of the Company with respect to any shares covered by any option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided for in Paragraph 5(k). Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries, or interfere in any way with any right of the Company or any subsidiary to terminate the optionee’s employment at any time.

(j) In no event shall the Company be required to issue fractional shares upon the exercise of an option.

(k) In the event of a merger, reorganization, consolidation, recapitalization, liquidation, share exchange, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, combination of shares, reclassification or any change in the corporate structure of the Company, the Board, or a committee of directors or others appointed by the Board to administer the Plan, shall make such equitable adjustments as it may deem appropriate, if any, in order to prevent dilution or enlargement of rights, which adjustments may include, but shall not be limited to, adjustments to the aggregate number and kind of shares subject to the Plan and the number and kind of shares and the price per share subject to outstanding options; provided, however, that, unless otherwise determined by the Board or committee, the number of shares of Common Stock subject to any option shall always be rounded down to a whole number. In the event of any cash distribution to shareholders other than a normal cash dividend, the Board (or a committee of directors or others appointed by the Board to administer the Plan) shall have the discretion to distribute cash to holders of outstanding options in lieu of making equitable adjustments.

(1) Subject to the terms and conditions and within the limitations of the Plan, the Board may modify, extend or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

(m) Each option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board or committee, such as without limitation discretionary performance standards, mandatory purchase of shares on the open market on a pro rata basis or tax withholding provisions.

6.     Terms and Conditions of Options for Optionees Described in Paragraph 3(b)

      Options granted under the Plan shall be evidenced by agreements in such form and containing such provisions which are consistent with the Plan as the Board or committee shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

(a) Each option agreement shall specify the number of incentive stock options and/or nonqualified stock options granted.

(b) The purchase price for the shares subject to the option shall not be less than 100% of the fair market value of the stock on the date the option is granted; provided, however, that the option price for an incentive stock option shall not be less than 110% of the fair market value of such stock on the date the option is granted to an individual then owning (after the application of family and other attribution rules of Section 425(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation. For purposes of the Plan, the “fair market value” of any shares subject to the Plan at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange on such date, or if no sale of such stock shall have been made on such exchange on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on an exchange, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on NASDAQ on such date, or (iii) if such stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board.

(c) The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash, by check or by transferring to the Company shares of stock at their fair market value as determined by Paragraph 6(b). Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to an optionee to finance the optionee’s purchase of shares pursuant to exercise of an option, on such terms which are no more favorable than as may be approved by the Board for optionees described in Paragraph 3(a), subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

(d) No option shall be exercisable after the expiration of the earliest of (i) in the case of an incentive stock option, ten years from the date the option is granted or, five years from the date the option is granted to an individual owning (after application of the family and other attribution rules of Section 425(d) of the Code) at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation, (ii) in the case of a nonqualified stock option eleven years from the date the option is granted, (iii) three months after the date the optionee’s employment with the Company or any subsidiary terminates, if such termination is for any reason other than permanent disability, death or cause, (iv) the date the optionee’s employment or directorship with the Company and its subsidiaries terminates, if such termination is for cause, or (v) one year after the date the optionee’s employment or directorship with the Company and its subsidiaries terminates if such termination is the result of death or permanent disability; provided, however, that the option agreement for any option may provide for shorter periods in each of the foregoing instances. The term “permanent disability” shall mean a disability of the type defined in Section 105(d)(4) of the Code.

(e) No option shall be exercisable during the lifetime of an optionee by any person other than the optionee, his guardian or legal representative. To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. If shares of stock are used in part or full payment for the shares to be acquired upon exercise of the option, such shares shall be valued for the purposes of such exchange at their fair market value as of the date of exercise of the option in accordance with the provisions of Paragraph 6(b). Any certificates for shares of outstanding stock used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered owner of the certificate (with the signature thereon guaranteed). If the certificate tendered by the optionee in such payment covers more shares than are required for such payment, the certificate shall also be accompanied by instructions from the optionee to the Company’s transfer agent with respect to the disposition of the balance of the shares covered, thereby.

(f) No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

(g) The aggregate fair market value (determined as of the time the option. is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such optionee during any calendar year (under all such plans of the Company and any subsidiary corporation) shall not exceed $100,000.

(h) Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, as amended, each optionee shall, by accepting an option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an option, the person entitled to exercise the same shall upon of the Company furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may if it deems appropriate affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent.

(i) An optionee or transferee of an optionee shall have no rights as a shareholder of the Company with respect to any shares covered by any option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided for in Paragraph 6(k). Nothing in the Plan or in any option agreement shall confer upon any optionee any right to continue in the employ of the Company or any of its subsidiaries or as a director of the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any subsidiary to terminate the optionee’s employment or directorship at any time.

(j) In no event shall the Company be required to issue fractional shares upon the exercise of an option.

(k) In the event of a merger, reorganization, consolidation, recapitalization, liquidation, share exchange, stock split, reverse stock split, stock dividend, extraordinary dividend, split-up, spin-off, combination of shares, reclassification or any change in the corporate structure of the Company, the Board, or a committee of directors or others appointed by the Board to administer the Plan, shall make such equitable adjustments as it may deem appropriate, if any, in order to prevent dilution or enlargement of rights, which adjustments may include, but shall not be limited to, adjustments to the aggregate number and kind of shares subject to the Plan and the number and kind of shares and the price per share subject to outstanding options; provided, however, that, unless otherwise determined by the Board or committee, the number of shares of Common Stock subject to any option shall always be rounded down to a whole number. In the event of any cash distribution to shareholders other than a normal cash dividend, the Board (or a committee of directors or others appointed by the Board to administer the Plan) shall have the discretion to distribute cash to holders of outstanding options in lieu of making equitable adjustments.

(1) No options granted shall vest until at least one year from the date of grant.

(m) Options may be exercised after vesting only during the ten day period following the release of quarterly or annual financial information by the Company.

7.     Termination or Amendment of the Plan

      The Board or committee may at any time terminate the Plan. With respect to options granted to optionees described in Paragraph 3(a), the Board or committee may at any time amend the Plan; provided that, without approval of the shareholders of the Company there shall be, except by operation of the provisions of Paragraph 5(k), no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options under the Plan, no reduction in the exercise price of options granted under the Plan, and no extension of the latest date upon which options may be exercised; and provided further that, without the consent of the optionee, no amendment may adversely affect any outstanding option or any unexercised portion thereof. With respect to options granted to optionees described in Paragraph 3(b), the Plan may not be amended, except by operation of the provisions of Paragraph 6(k), without prior shareholder approval. Notwithstanding any other provision to the contrary, any provision of this Plan may be amended by the Board or committee as required to obtain necessary approvals of governmental agencies if (i) such change does not materially alter the rights and interests of shareholders of the Company and (ii) such change does not result in a failure of options granted pursuant to Section 6, to comply with the provisions of Section 16(b) of the Securities Exchange Act of 1934.

8.     Shareholder Approval and Term of the Plan

      The amendment and restatement of the Plan shall be effective November 12, 2004, subject to approval by the shareholders of the Company. The Plan expired on December 31, 1996 with respect to incentive stock options and December 31, 1997 with respect to nonstatutory stock options; provided, however, that options outstanding after such dates shall continue in effect in accordance with their respective terms.